                     TECHNOLOGY AND TRADEMARK LICENSE AGREEMENT


          This agreement is between Alain L. de la Motte ("LICENSOR") an individual with a residence address of 2460 S.E. Larkspur Ct., Hillsboro, Oregon 97123, and Integrated Food Resources, Inc. ("LICENSEE"), a Nevada corporation, with a principal place of business at 6700 S.W. Sandburg Road, Tigard, Oregon 97223. This agreement will be effective on the following date: January 25, 1999 ("the effective date").

          WHEREAS LICENSOR owns rights in certain non-confidential and confidential technology, know how, concepts, plans, and information, including all copyrights, trademark/service mark rights, and potential patent rights, all relating to a system for international business transactions (the "Technology");

          WHEREAS LICENSOR owns the following patent applications, copyright registrations, federal trademark/service mark registrations, federal trademark/service mark applications and domain name registration relating to the Technology (all such applications and registrations are referred to collectively as the "Rights") (the patent applications are referred to collectively as the "Patent Applications"; the trademark/service mark registrations and applications are referred to collectively as the "Trademarks"; the copyright registrations are referred to collectively as the Copyrights"; and the domain name registration is referred to as the "Domain Name Registration"):

PATENT APPLICATIONS


---------------------------------------------------------------------------
PATENT APP.    TITLE OF INVENTION                          PRIORITY DATE
 NO.
----------------------------------------------------------------------------
 08/745,196    METHOD AND SYSTEM FOR FACILITATING          November 9, 1995
               SELECTING, ORDERING
               AND PURCHASING OF PRODUCTS
----------------------------------------------------------------------------
 08/879,384    ELECTRONIC HOME SHOPPING SYSTEM AND         November 9, 1995;
               METHOD                                      June 20, 1997
----------------------------------------------------------------------------
 to be         RATING SYSTEM FOR ALLOWING ELECTRONIC       November 9, 1999;
 assigned      TRADE OF PRODUCTS                           June 20, 1997
----------------------------------------------------------------------------

---------------------------------------------------------------------------
PCT PATENT APP.    TITLE OF INVENTION                        PRIORITY DATE
 NO.
----------------------------------------------------------------------------
 PCT/US96/18133    METHOD AND SYSTEM FOR FACILITATING,       November 9, 1995
                   SELECTING, ORDERING & PURCHASING OF
                   PRODUCTS
----------------------------------------------------------------------------

TRADEMARKS

------------------------------------------------------------------------------
 TRADEMARK           MARK                          REGISTRATION/FILING DATE
 REG./APP. NO.
-------------------------------------------------------------------------------
 Reg. No. 2,213,625  PROJECT HARVEST               Registered December 29, 1998
-------------------------------------------------------------------------------
 App. No.            MISC. DESIGN (Globe and       Filed April 5, 1996;
 75/084,500          Wheat Design)                 Published October 6, 1998
-------------------------------------------------------------------------------
Reg. No. 2,222,108   WORLD TRADE THROUGH           Registered February 9, 1999
                     PIONEERING TECHNOLOGY
-------------------------------------------------------------------------------

COPYRIGHTS

-------------------------------------------------------------------------------
COPYRIGHT REG. NO.  TITLE OF WORK                          REGISTRATION DATE
-------------------------------------------------------------------------------
 TX 4-383-876        PROJECT HARVEST                        October 9, 1996
-------------------------------------------------------------------------------
 VA 814-866          PROJECT HARVEST                        October 9, 1996
-------------------------------------------------------------------------------
 VA 832-717          PROJECT HARVEST CD COVER               February 4, 1997
-------------------------------------------------------------------------------


DOMAIN NAME REGISTRATION

-------------------------------------------------------------------------------
 DOMAIN NAME REG.    DOMAIN NAME                            REGISTRATION DATE
-------------------------------------------------------------------------------
                     ProjectHarvest.com
-------------------------------------------------------------------------------

          WHEREAS LICENSOR has a complete prototype software version of the Technology for use in the retail-food-store-products industry, including supporting textual and graphic materials (referred to collectively as the "Prototype"), which is presently marketed under LICENSOR'S trademark/service mark PROJECT HARVEST;

          WHEREAS LICENSOR has delivered to LICENSEE the Prototype, and LICENSEE wants to commercialize it for the retail-food-store-products industry;

          WHEREAS LICENSEE wants to commercialize the Technology by setting up a global e-commerce system for trading of retail-food-store products among buyers and sellers (the "Food Industry Version of the Technology");

          WHEREAS LICENSOR and LICENSEE want to enter into a mutually beneficial license agreement involving the Rights and allowing LICENSEE to use, market and sell a commercial version of the Technology for the retail-food-store-products industry;

          NOW THEREFORE, in consideration of the promises made below, LICENSOR and LICENSEE agree as follows:

          1.   LICENSE.

          LICENSOR grants to LICENSEE a worldwide, exclusive license under the Rights to make, use and sell versions of the Technology for the retail-food-store-products industry. LICENSEE acknowledges that it has received from LICENSOR the Prototype.

          LICENSEE shall not grant or sub-license to any third party all or any part of the license it receives in this PARA 1. The sole exception to this prohibition is that LICENSEE may sub-license rights under this PARA 1 to a wholly-owned subsidiary of LICENSEE.

          2.   TERM.

          The term of this agreement is for twenty (20) years from the effective date, and is automatically renewable by LICENSEE for additional two (2) year terms upon sixty (60) days written notice prior to the end of the term of this Agreement. Such automatic renewal is conditioned on: (a) LICENSEE being current with respect to its payment obligations described in PARA 3, and (b) LICENSEE not having breached this Agreement.

          3.   LICENSE FEE; ROYALTY.

          3.1 LICENSE FEE. LICENSEE will pay to LICENSOR the following license fee: (a) a one-time, lump sum payment of $200,000 payable to LICENSOR within ten (10) days of the occurrence of either of the following alternate events:
(i) LICENSEE'S total equity equals or exceeds fifteen million dollars ($15,000,000) in paid-in capital; or (ii) LICENSEE successfully closes a minimum of fifteen million dollars ($15,000,000) in debt; and (b) a one-dollar ($1.00) license-fee payment per year during the term, payable in advance for the then following year, with the first such payment due on the effective date, and subsequent payments due on the anniversary of the effective date for each year during the term.

          3.2 ROYALTY. LICENSEE agrees to pay to LICENSOR a royalty measured at 7.5% of gross profit margin that LICENSEE makes from the commercial use of the Technology and the Rights under the license granted in PARA 1.

          LICENSEE shall make royalty payments and reports to LICENSOR required by this PARA 3 on a calendar-year, quarterly basis within 30 business days after March 31st, June 30th, September 30th, and December 31st, each payment for the then preceding accounting quarter. At a future time, LICENSOR and LICENSEE will agree to the form of the report that LICENSEE will provide LICENSOR on a quarterly basis pursuant to this paragraph. LICENSEE shall make the required royalty payments in cash or stock at LICENSEE'S sole discretion. If payment is in stock and LICENSEE is publicly traded, the determination of the cash value of the stock shall be based upon the bid and ask price for the stock for the prior ten (10) trading days.

          LICENSEE shall keep accurate books and records reflecting transactions, including income received pursuant to commercial activities under this Agreement, and shall make reports at the time of the above-identified quarterly payments fully supporting the calculation of payments made, including the income received. LICENSOR shall have the reasonable right to inspect LICENSEE'S books and records through an agent, not to exceed one such audit per year. Past due payments shall bear interest at the highest lawful rate from the due date.

          4.   LICENSEE'S FIRST RIGHT OF REFUSAL.

          LICENSEE shall have a first right of refusal to receive from LICENSOR for consideration to be determined in the future, an exclusive, twenty (20) year license to commercialize the Technology for industries other than the retail-food-store-product industry. To exercise its first right under this PARA 4, LICENSEE must provide LICENSOR with written notice of its intent to exercise its right within thirty (30) days of receiving from LICENSOR a description of an application of the Technology to an industry other than the retail-food-store-product industry.

          5.   OWNERSHIP; ACKNOWLEDGEMENT OF VALIDITY

          LICENSEE admits and agrees that LICENSOR owns the Rights and the Technology. In addition, LICENSEE admits and agrees to the validity and enforceability in all respects of the Rights. LICENSEE agrees that it will not participate in any attack on the validity or enforceability of any of the Rights whether in court, the United States Patent and Trademark Office, the U.S. Copyright Office or elsewhere except as may be required in response to a subpoena. It is the intent of LICENSOR and LICENSEE that this paragraph shall have claim- and issue-preclusive effect.

          6.   BEST EFFORTS

          LICENSEE shall use its best efforts under the license granted in PARA 1 to commercialize the Technology by setting up the Food Industry Version of the Technology. To maintain the exclusivity of the license in PARA 1, LICENSEE shall have a minimum of ten million dollars ($10,000,000) in annual sales revenue beginning two years from the effective date so that for the third year of this Agreement, and every year thereafter, LICENSEE shall have at least ten million dollars ($10,000,000) in annual sales revenue.

          7. CONTINUED DEVELOPMENT OF THE TECHNOLOGY; CONTINUED PROSECUTION OF THE RIGHTS; OWNERSHIP OF RIGHTS IN IMPROVEMENTS.

          LICENSOR and LICENSEE will work together during the term of this Agreement to continue development of the Technology. LICENSOR will own all rights in improvements to the Technology, and LICENSEE shall assign and/or transfer to LICENSOR, at appropriate times in the future, rights, if any, LICENSEE may have as a result of any ideas or inventions relating to the Technology made by representatives or employees of LICENSEE. In connection with LICENSEE'S obligation to assign and/or transfer to LICENSOR rights in such improvements, LICENSEE shall require all employees and independent contractors LICENSEE hires in the future to continue development of the Technology to execute written assign and/or transfer agreements of rights in such improvements to LICENSOR.

          All costs for continued commercial development of the Technology will
be paid exclusively by LICENSEE.   In addition, LICENSEE will pay for all future
costs associated with continuing the ongoing process of obtaining domestic and foreign intellectual property rights associated with the Rights and the Technology, including continuing the Patent Applications, the Trademarks, and the Copyrights.

          8.   CONFIDENTIALITY.

          LICENSEE will keep confidential the Technology and terms of the present agreement. LICENSEE'S confidentiality obligation survives termination of this Agreement. With respect to LICENSEE'S confidentiality obligation concerning the Technology, LICENSEE will treat all disclosures by LICENSOR relating to the Technology as confidential. Such confidential disclosures may include oral or written material, demonstrations, or samples of the Technology. LICENSEE further agrees not to disclose any information relating to the Technology to third parties, nor to use information about the Technology disclosed by LICENSOR for any purpose other than that identified above, unless written consent from LICENSOR is obtained. LICENSEE agrees to take all steps reasonably necessary to prevent disclosure of the Technology to any third party.

          The confidentiality obligations set forth in this Agreement do not apply to information:

          (i) which, prior to the effective date of this Agreement, was generally known to the trade or public;

          (ii) which at a later date becomes generally known to the trade or public through no fault of LICENSEE'S and then only after that date;

          (iii) which is possessed by LICENSEE, as evidenced by your written or other tangible evidence, before receipt thereof from LICENSOR; or

          (iv) which is disclosed to LICENSEE in good faith by a third party who has an independent right to such information.

          9.     TERMINATION.

          Each party may terminate the present agreement in the event of a material breach by the other party, but only if, upon receiving notice of such breach, the other party fails to cure such breach within sixty (60) days of such notice.

          LICENSOR may also terminate this Agreement if any of the following occurs:

          (i) LICENSEE does not commercialize the Technology under the license in PARA 1 by signing the first buyers and sellers to the Food Industry Version of the Technology within eighteen (18) months after the effective date;

          (ii) LICENSEE does not raise a minimum of thirty million dollars ($30,000,000) to finance the commercialization of the Technology; and

          (iii) LICENSEE defaults as described below and does not cure within the sixty (60) day period described above in this PARA 7.

          A default may be any one of the following:

          (i) failure to pay royalties or the annual license fee upon the due dates identified above;

          (ii) failure to finance expenses associated with enforcement of the Rights as described in PARA 8;

          (iii) failure to use notices as are and will be prescribed by LICENSOR pursuant to PARA 9; or

          (iv) failure to deliver to LICENSOR complete copies of all improvements made to the Technology, including source code, within thirty days of making such improvements.

          10.    ENFORCEMENT OF PATENT RIGHTS.

          LICENSEE agrees to notify LICENSOR in writing of any unauthorized use of the Rights and/or the Technology, if such use comes to the attention of LICENSEE. LICENSOR shall have the sole right and discretion to bring infringement proceedings involving the Rights and the Technology. If LICENSOR elects to prosecute an infringer and the infringer is in the retail-food-store-products industry, then LICENSEE will pay for all expenses, including attorney fees, associated with prosecuting the infringer. However, all major litigation decisions are to be made by LICENSOR. If any monetary income is obtained from an infringer through a settlement or through litigation, that income will be used first to pay for all expenses including attorney fees associated with prosecution of the infringer. Any amount of monetary income that exceeds such expenses will be shared equally among LICENSOR and LICENSEE.

          11.    MARKINGS.

          LICENSEE shall mark all products sold or services rendered under the Rights as being sold or rendered pursuant to a license, and with any statutorily required notices. LICENSOR will from time to time inform LICENSEE of such notices and the form in which they should be used.

          12.    NOTICES.

          All notices under this agreement shall be given in writing to the parties at the addresses listed below. The notices shall be sent via first class mail to the following addresses:

     Alain L. de la Motte                    Brian E. Bittke
     2460 S.E. Larkspur Ct.                  Integrated Food Resources, Inc.
     Hillsboro, Oregon  97123                6700 S.W. Sandburg Road
                                             Tigard, Oregon 97223


          13.    INSURANCE.

          With respect to its use of the license granted in PARA 1, LICENSEE will maintain reasonable products liability insurance and other pertinent liability insurance.

          14.    INDEMNITY.

          LICENSEE agrees to indemnify and hold harmless LICENSOR for any claims that may be brought by third parties against LICENSOR in connection with the making, selling or using of the Rights or the Technology under this Agreement.

          15.    WARRANTIES.

          The following warranties, in addition to those set out above, are made: LICENSOR represents and warrants that he owns the Rights and has full right and power to grant the license set forth above and to otherwise enter into this Agreement. LICENSOR and LICENSEE represent and warrant to each other that no material facts have been withheld from any party that would materially alter the value of this Agreement, nor the willingness of either party to enter into this Agreement.

          16.    MISCELLANEOUS.

          16.1 ASSIGNABILITY. All terms and conditions of this agreement are limited to, binding upon and for the benefit of the parties hereto. Apart from the exception identified in PARA 1, no part of this agreement is assignable except upon the written approval of LICENSOR.

          16.2 PARTNERSHIP, JOINT VENTURE. This agreement does not constitute and shall not be construed as constituting a partnership or joint venture between LICENSOR and LICENSEE.

          16.3 AMENDMENTS. Any amendments or modifications to this agreement can and will be made by written addendum, agreed to by all parties.

          16.4 GOVERNING LAW. This agreement shall be construed in accordance with the laws of the state of Oregon and disputes hereunder shall be decided exclusively in the appropriate state or federal courts located in the state of Oregon. Each party agrees to submit to personal jurisdiction and venue in Oregon.

          16.5 INTEGRATION. This agreement constitutes the entire agreement between the parties and no other agreement, understandings, representations or discussions are included.

          16.6 SEVERABILITY. If any part of this agreement is determined to be wholly or partially unenforceable, the balance of the agreement will not be affected and shall remain enforceable.

          IN WITNESS WHEREOF, the parties have caused this agreement to be executed in duplicate and signed by their authorized representatives.

ALAIN L. de la MOTTE                    INTEGRATED FOOD RESOURCES, INC.

/s/  Alain de la Motte                  By:  /s/  Brian E. Bittke
---------------------------                  ----------------------------
                                        Name:  Brian E. Bittke

                                        Title: Executive Vice President

Date:     January 25, 1999              Date:     January 25, 1999
      ----------------------                  ---------------------------

                               ASSIGNMENT

          WHEREAS, I, Dal Norris, of 9690 S.W. 151st Avenue, Beaverton, Oregon 97007, helped develop or may have invented certain improvements in and/or features of a technology presently marketed under the trademark PROJECT HARVEST (the improvements and features referred to collectively as the "invention") and which are the object of the following patent applications:

PATENT APPLICATIONS

-----------------------------------------------------------------------------
 PATENT APP. NO.  TITLE OF INVENTION                         PRIORITY DATE
-----------------------------------------------------------------------------
 08/745,196       METHOD AND SYSTEM FOR FACILITATING         November 9, 1995
                  SELECTING, ORDERING
                  AND PURCHASING OF PRODUCTS
-----------------------------------------------------------------------------
 08/879,384       ELECTRONIC HOME SHOPPING SYSTEM AND        November 9, 1995;
                  METHOD                                     June 20, 1997
-----------------------------------------------------------------------------
 to be assigned   RATING SYSTEM FOR ALLOWING ELECTRONIC      November 9, 1999;
                  TRADE OF PRODUCTS                          June 20, 1997
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
 PCT PATENT APP.   TITLE OF INVENTION                         PRIORITY DATE
      NO.
-----------------------------------------------------------------------------
 PCT/US96/18133    METHOD AND SYSTEM FOR FACILITATING,        November 9, 1995
                   SELECTING, ORDERING & PURCHASING OF
                   PRODUCTS
-----------------------------------------------------------------------------

          WHEREAS, Alain L. de la Motte, of Tigard, Oregon, is desirous of acquiring any rights Dal Norris may have in the invention:

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, I, Dal Norris sell, assign and transfer to Alain
L. de la Motte: (1) the full and exclusive right to the invention in the United States and its territorial possessions and in all foreign countries, and (2) the entire right, title and interest in and to any and all Patents or other intellectual property which may be granted therefor in the United States and its territorial possessions, in any and all foreign countries, and in and to any and all divisions, reissues, continuations, continuations-in-part and extensions thereof.

          I hereby authorize and request the U.S. Patent and Trademark Office, the U.S. Copyright Office and any and all foreign countries to issue any and all of the Patents, Copyrights or other intellectual property, when granted, to Alain L. de la Motte, as the assignee of my entire right, title and interest in and to the same, for the sole use of Alain L. de la Motte, his successors and assigns.

          Further, I agree that I will communicate to Alain L. de la Motte any facts known to me respecting the invention, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuation, substitution, renewal and reissue applications, execute all necessary assignment papers to cause any and all of the Patents to be issued to Alain L. de la Motte, make all rightful oaths and generally do everything possible to aid Alain L. de la Motte, his successors and assigns, to obtain and enforce proper protection for said invention in the United States and in any and all foreign countries.



Date:       April 15, 1999
            --------------------------


                 /s/  Dal Norris
              ------------------------
                     Dal Norris

Witness:

  /s/ Chris Nelson
----------------------
(Name)

28242 S. Salo Road
----------------------
(Address)

Mulino, OR  97042
----------------------
(City, State)

                             ASSIGNMENT


          WHEREAS, I, Brian Brackinreed, of 10360 S.W. Coquille Drive, Tualatin, Oregon 97062, helped develop or may have invented certain improvements in and/or features of a technology presently marketed under the trademark PROJECT HARVEST (the improvements and features referred to collectively as the "invention") and which are the object of the following patent applications:

PATENT APPLICATIONS

---------------------------------------------------------------------------------
 PATENT APP. NO.  TITLE OF INVENTION                         PRIORITY DATE
---------------------------------------------------------------------------------
 08/745,196       METHOD AND SYSTEM FOR FACILITATING         November 9, 1995
                  SELECTING, ORDERING
                  AND PURCHASING OF PRODUCTS
---------------------------------------------------------------------------------
 08/879,384       ELECTRONIC HOME SHOPPING SYSTEM AND        November 9, 1995;
                  METHOD                                     June 20, 1997
---------------------------------------------------------------------------------
 to be assigned   RATING SYSTEM FOR ALLOWING ELECTRONIC      November 9, 1999;
                  TRADE OF PRODUCTS                          June 20, 1997
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
 PCT PATENT APP.   TITLE OF INVENTION                         PRIORITY DATE
 NO.
---------------------------------------------------------------------------------
 PCT/US96/18133    METHOD AND SYSTEM FOR FACILITATING,        November 9, 1995
                   SELECTING, ORDERING & PURCHASING OF
                   PRODUCTS
---------------------------------------------------------------------------------

          WHEREAS, Alain L. de la Motte, of Tigard, Oregon, is desirous of acquiring any rights Brian Brackinreed may have in the invention:

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, I, Brian Brackinreed sell, assign and transfer to Alain L. de la Motte: (1) the full and exclusive right to the invention in the United States and its territorial possessions and in all foreign countries, and
(2) the entire right, title and
interest in and to any and all Patents or other intellectual property which may be granted therefor in the United States and its territorial possessions, in any and all foreign countries, and in and to any and all divisions, reissues, continuations, continuations-in-part and extensions thereof.

          I hereby authorize and request the U.S. Patent and Trademark Office, the U.S. Copyright Office and any and all foreign countries to issue any and all of the Patents, Copyrights or other intellectual property, when granted, to Alain L. de la Motte, as the assignee of my entire right, title and interest in and to the same, for the sole use of Alain L. de la Motte, his successors and assigns.

          Further, I agree that I will communicate to Alain L. de la Motte any facts known to me respecting the invention, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuation, substitution, renewal and reissue applications, execute all necessary assignment papers to cause any and all of the Patents to be issued to Alain L. de la Motte, make all rightful oaths and generally do everything possible to aid Alain L. de la Motte, his successors and assigns, to obtain and enforce proper protection for said invention in the United States and in any and all foreign countries.


Date:     April 15, 1999                 /s/  Brian Brackinreed
         ------------------              ----------------------------
                                         Brian Brackinreed

Witness:

/s/  Dal Norris
---------------------
(Name)

9690 S.W. 151st Avenue
---------------------
(Address)

Beaverton, OR  97007
---------------------
(City, State)

                                      ASSIGNMENT

          WHEREAS, I, Chris Nelson, of 28242 South Salo Road, Mulino, Oregon 97042, helped develop or may have invented certain improvements in and/or features of a technology presently marketed under the trademark PROJECT HARVEST (the improvements and features referred to collectively as the "invention") and which are the object of the following patent applications:

PATENT APPLICATIONS

-------------------------------------------------------------------------------------
 PATENT APP. NO.  TITLE OF INVENTION                         PRIORITY DATE
-------------------------------------------------------------------------------------
 08/745,196       METHOD AND SYSTEM FOR FACILITATING         November 9, 1995
                  SELECTING, ORDERING
                  AND PURCHASING OF PRODUCTS
-------------------------------------------------------------------------------------
                  ELECTRONIC HOME SHOPPING SYSTEM            November 9, 1995;
 08/879,384       AND METHOD                                 June 20, 1997
-------------------------------------------------------------------------------------
 to be assigned   RATING SYSTEM FOR ALLOWING                 November 9, 1999;
                  ELECTRONIC TRADE OF PRODUCTS               June 20, 1997
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
 PCT PATENT APP.   TITLE OF INVENTION                         PRIORITY DATE
 NO.
-------------------------------------------------------------------------------------
 PCT/US96/18133    METHOD AND SYSTEM FOR                      November 9, 1995
                   FACILITATING, SELECTING, ORDERING &
                   PURCHASING OF PRODUCTS
-------------------------------------------------------------------------------------

          WHEREAS, Alain L. de la Motte, of Tigard, Oregon, is desirous of acquiring any rights Chris Nelson may have in the invention:

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, I, Chris Nelson sell, assign and transfer to Alain
L. de la Motte: (1) the full and exclusive right to the invention in the United States and its territorial possessions and in all foreign countries, and (2) the entire right, title and interest in and to any and all Patents or other intellectual property which may be granted therefor in the United States and its territorial possessions, in any and all foreign countries, and in and to any and all divisions, reissues, continuations, continuations-in-part and extensions thereof.

          I hereby authorize and request the U.S. Patent and Trademark Office, the U.S. Copyright Office and any and all foreign countries to issue any and all of the Patents, Copyrights or other intellectual property, when granted, to Alain L. de la Motte, as the assignee of my entire right, title and interest in and to the same, for the sole use of Alain L. de la Motte, his successors and assigns.

          Further, I agree that I will communicate to Alain L. de la Motte any facts known to me respecting the invention, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuation, substitution, renewal and reissue applications, execute all necessary assignment papers to cause any and all of the Patents to be issued to Alain L. de la Motte, make all rightful oaths and generally do everything possible to aid Alain L. de la Motte, his successors and assigns, to obtain and enforce proper protection for said invention in the United States and in any and all foreign countries.


Date:     April 15, 1999                /s/  Chris Nelson
        -------------------             ------------------------
                                             Chris Nelson

Witness:

/s/  Brian Brackinreed
---------------------------
(Name)

10360 S.W. Coquille Drive
---------------------------
(Address)

Tualatin, OR  97062
---------------------------
(City, State)

                                   ASSIGNMENT


          WHEREAS, I, Brian E. Bittke, of 1330 10th Street, West Linn, OR 97068, helped develop or may have invented certain improvements in and/or features of a technology presently marketed under the trademark PROJECT HARVEST (the improvements and features referred to collectively as the "invention") and which are the object of the following patent applications:

PATENT APPLICATIONS

---------------------------------------------------------------------------------
 PATENT APP. NO.  TITLE OF INVENTION                         PRIORITY DATE
---------------------------------------------------------------------------------
 08/745,196       METHOD AND SYSTEM FOR FACILITATING         November 9, 1995
                  SELECTING, ORDERING
                  AND PURCHASING OF PRODUCTS
---------------------------------------------------------------------------------
 08/879,384       ELECTRONIC HOME SHOPPING SYSTEM AND        November 9, 1995;
                  METHOD                                     June 20, 1997
---------------------------------------------------------------------------------
 to be assigned   RATING SYSTEM FOR ALLOWING ELECTRONIC      November 9, 1999;
                  TRADE OF PRODUCTS                          June 20, 1997
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
 PCT PATENT APP.   TITLE OF INVENTION                         PRIORITY DATE
 NO.
---------------------------------------------------------------------------------
 PCT/US96/18133    METHOD AND SYSTEM FOR                      November 9, 1995
                   FACILITATING, SELECTING, ORDERING &
                   PURCHASING OF PRODUCTS
---------------------------------------------------------------------------------

          WHEREAS, Alain L. de la Motte, of Tigard, Oregon, is desirous of acquiring any rights Brian Brackinreed may have in the invention:

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, I, Brian Brackinreed sell, assign and transfer to Alain L. de la Motte: (1) the full and exclusive right to the invention in the United States and its territorial possessions and in all foreign countries, and
(2) the entire right, title and
interest in and to any and all Patents or other intellectual property which may be granted therefor in the United States and its territorial possessions, in any and all foreign countries, and in and to any and all divisions, reissues, continuations, continuations-in-part and extensions thereof.

          I hereby authorize and request the U.S. Patent and Trademark Office, the U.S. Copyright Office and any and all foreign countries to issue any and all of the Patents, Copyrights or other intellectual property, when granted, to Alain L. de la Motte, as the assignee of my entire right, title and interest in and to the same, for the sole use of Alain L. de la Motte, his successors and assigns.

          Further, I agree that I will communicate to Alain L. de la Motte any facts known to me respecting the invention, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuation, substitution, renewal and reissue applications, execute all necessary assignment papers to cause any and all of the Patents to be issued to Alain L. de la Motte, make all rightful oaths and generally do everything possible to aid Alain L. de la Motte, his successors and assigns, to obtain and enforce proper protection for said invention in the United States and in any and all foreign countries.


Date:     April 15, 1999                 /s/  Brian E. Bittke
        ---------------------            -----------------------------
                                             Brian E. Bittke

Witness:

/s/  Dal Norris
-------------------
(Name)

9690 S.W. 151st Avenue
-------------------
(Address)

Beaverton, OR  97007
-------------------
(City, State)